EXHIBIT 99.1
This Fourth Amended and Restated Agreement made by the undersigned persons certifies that each undersigned person agrees that the statement on Schedule 13D/A, and all amendments thereto, to which this Exhibit 99.1 is attached is filed on behalf of each of them and the Group. The “Group” (as defined in Rule 13d-5(b)) may be deemed to be composed of the following persons:
•	James J. Kim

•	Agnes C. Kim

•	John T. Kim

•	David D. Kim, as Trustee

•	John T. Kim, as Trustee

•	Susan Y. Kim, as Trustee

•	David D. Kim Trust of 12/31/87

•	John T. Kim Trust of 12/31/87

•	Susan Y. Kim Trust of 12/31/87

•	Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Alexandra Kim Panichello

•	Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Jacqueline Mary Panichello

•	Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Dylan James Panichello

•	Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94

•	Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92

•	Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01

•	Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01

•	Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03

•	Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05

•	James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08

•	James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08

•	James J. Kim 2008 Qualified Annuity Trust dated 11/14/08

•	The James & Agnes Kim Foundation, Inc.

•	915 Investments, LP

•	James J. Kim 2009 Qualified Annuity Trust dated 12/29/09
Each undersigned further agrees the information as it pertains to each undersigned is accurate and complete and that each undersigned has no knowledge or reason to believe that information as it relates to the other persons making this filing is inaccurate.
Dated: February 4, 2010

/s/ James J. Kim

James J. Kim

/s/ Agnes C. Kim

Agnes C. Kim

/s/ John T. Kim

John T. Kim

/s/ David D. Kim

David D. Kim, as Trustee

/s/ John T. Kim

John T. Kim, as Trustee

/s/ Susan Y. Kim

Susan Y. Kim, as Trustee

David D. Kim Trust of 12/31/87

By:	/s/ David D. Kim
David D. Kim, as Trustee

John T. Kim Trust of 12/31/87

By:	/s/ John T. Kim
John T. Kim, as Trustee

Susan Y. Kim Trust of 12/31/87

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Alexandra Kim Panichello

By:	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Jacqueline Mary Panichello

By:	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Dylan James Panichello

By	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94

By:	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92

By:	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01

By:	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01

By:	/s/ John T. Kim John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03

By:	/s/ John T. Kim John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05

By:	/s/ David D. Kim David D. Kim, as Trustee

James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08

By:	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08

By:	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08

By:	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08

By:	/s/ John T. Kim John T. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08

By:	/s/ David D. Kim David D. Kim, as Trustee

James J. Kim 2008 Qualified Annuity Trust dated 11/14/08

By:	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

The James and Agnes Kim Foundation, Inc.

By:	/s/ Susan Y. Kim Susan Y. Kim, as Secretary

915 Investments, LP

By:	/s/ James J. Kim James J. Kim, as general partner

James J. Kim 2009 Qualified Annuity Trust dated 12/29/09

By:	/s/ Susan Y. Kim Susan Y. Kim, as Trustee

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